Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 2
TO SECOND MASTER REPURCHASE AGREEMENT

Amendment No. 2, dated as of February 22, 2006 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), FIELDSTONE MORTGAGE COMPANY (a “Seller”) and FIELDSTONE INVESTMENT CORPORATION (a “Seller” and, together with Fieldstone Mortgage Company, the “Sellers”).

RECITALS

The Buyer and the Sellers are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2005, as amended by that certain Amendment No. 1 to Second Master Repurchase Agreement, dated as of October 21, 2005 (as the same may have been amended and supplemented from time to time, and as amended by this Amendment, the “Repurchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Repurchase Agreement is hereby amended as follows:

SECTION 1.       Definitions.  Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing the same with the following:

““Termination Date” means the earlier of (a) April 30, 2006 or (b) the date of the occurrence of an Event of Default.”

SECTION 2.       Conditions Precedent.  This Amendment shall become effective on February 22, 2006 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1           Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           this Amendment, executed and delivered by a duly authorized officer of the Buyer and Sellers;

(b)           such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.       Representations and Warranties.  Each of the Sellers hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4.       Limited Effect.  Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.       Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.        GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

	By:	/s/ Bruce S. Kaiserman
		Name:	Bruce S. Kaiserman
		Title:	Vice President

Seller:	FIELDSTONE MORTGAGE COMPANY, as Seller

	By:	/s/ Mark C. Krebs
		Name:	Mark C. Krebs
		Title:	Sr. Vice President & Treasurer

Seller:	FIELDSTONE INVESTMENT CORPORATION, as Seller

	By:	/s/ Mark C. Krebs
		Name:	Mark C. Krebs
		Title:	Sr. Vice President & Treasurer